UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           November 18, 2002

GLOBAL PREFERRED HOLDINGS, INC.

(formerly THE WMA CORPORATION)
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

0-23637 (Commission file number)	58-2179041 (IRS Employer Identification No.)

6455 East Johns Crossing, Suite 402 Duluth, Georgia (Address of principal executive offices)	30097 (zip code)

(770) 248-3311
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99 PRESS RELEASE

ITEM 5. OTHER EVENTS

On November 18, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99 – Press Release Regarding 3rd Quarter Earnings

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	November 20, 2002	Global Preferred Holdings, Inc. (formerly The WMA Corporation)

By: /s/ Edward F. McKernan Name: Edward F. McKernan Title: President